AUGUST 10, 2016

SUPPLEMENT TO

HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2016

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

Effective January 1, 2017, Hartford Funds Management Company, LLC has agreed to increase the contractual management fee waiver from 0.02% to 0.03% for Hartford Balanced HLS Fund and extend its effectiveness through December 31, 2017. Accordingly, the following information is added after the first sentence in the second paragraph immediately following the table describing the effective management fee paid by each Fund under the heading “The Investment Manager and Sub-Adviser – Management Fee”:

Effective January 1, 2017, the Investment Manager has agreed to waive 0.03% of the Balanced HLS Fund’s contractual management fee through December 31, 2017.

This Supplement should be retained with your Prospectus for future reference.

HV-7285	August 2016